Summary Prospectus October 28, 2026
Virtus Small-Cap Fund

A: AZBAX	C: AZBCX	INSTITUTIONAL: AZBIX	R6: ASCFX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, statement of additional information (“SAI”), and other information about the fund online at www.virtus.com/investor-resources/mutual-fund-documents.

You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary such as a bank, the prospectus and other information will also be available from your financial intermediary.

The fund’s prospectus and SAI both dated October 28, 2026, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 93 of the fund’s prospectus; and (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers.”

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%(a)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Institutional	Class R6
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.34%	0.38%	0.36%	0.27%
Total Annual Fund Operating Expenses	1.19%	1.98%	0.96%	0.87%
Less: Fee Waiver and/or Expense Reimbursement(b)	(0.02)%	(0.06)%	(0.14)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(b)	1.17%	1.92%	0.82%	0.77%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(b)

The fund's investment adviser has contractually agreed to limit the fund's total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes (federal, state or otherwise), tax reclaim expenses, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, depositary receipt program fees, expenses incurred in connection with any merger or reorganization, expenses incurred in connection with any meeting of the fund's shareholders, unusual or infrequently occurring expenses, litigation expenses (including expenses for responding to document requests for litigation to which the fund is not a party), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.17% for Class A Shares, 1.92% for Class C Shares, 0.82% for Institutional Class Shares and 0.77% for Class R6 Shares through October 31, 2027. Prior to October 31, 2027, only the fund's Board may modify or terminate the expense limitation agreement. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$663	$905	$1,167	$1,912
Class C	Sold	$295	$616	$1,062	$2,301
	Held	$195	$616	$1,062	$2,301
Institutional Class	Sold or Held	$84	$292	$517	$1,165
Class R6	Sold or Held	$79	$268	$472	$1,063

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 71% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. As of the date of this prospectus, the fund considers smaller market capitalization companies to be companies with market capitalizations that are smaller than the largest company in the fund’s benchmark, the Russell 2000 Index (approximately $14.2 billion as of June 30, 2026). The fund expects to invest principally in U.S. companies but may invest to a lesser extent in non-U.S. companies. The fund’s principal investment universe includes micro-cap companies, which the portfolio managers consider to be those with market capitalizations generally in the bottom half of the benchmark. The portfolio managers generally seek exposure to smaller capitalization companies, including micro-cap companies, by employing three distinct small-cap strategies or “sleeves” for selecting individual stocks:

▪ Quantitative Core. The Quantitative Core sleeve normally invests primarily in common stocks of companies with smaller market capitalizations that are listed on U.S. exchanges. The team’s quantitative investment process begins with a proprietary alpha model which blends behavioral factors (e.g., human behaviors and biases) and intrinsic valuation factors (e.g., tangible measures of a company’s underlying worth). The team utilizes a risk model for portfolio construction, with constraints at the individual security and industry levels to manage exposures relative to the benchmark. Additionally, all investment recommendations are thoroughly vetted at the individual company level to confirm the investment rationale and suitability before a purchase or sale.

▪ Quantitative Growth. The growth sleeve is managed similar to the core sleeve but against a growth index. This sleeve normally invests primarily in common stocks of companies with smaller market capitalizations that are listed on U.S. exchanges. The team’s quantitative investment process begins with a proprietary alpha model which blends behavioral factors (e.g., human behaviors and biases) and intrinsic valuation factors (e.g., tangible measures of a company’s underlying worth). The team utilizes a risk model for portfolio construction, with constraints at the individual security and industry levels to manage exposures relative to the benchmark. Additionally, all investment recommendations are thoroughly vetted at the individual company level to confirm the investment rationale and suitability before a purchase or sale.

▪ Managed Volatility. The Managed Volatility sleeve selects primarily common stocks of smaller-cap companies which in aggregate offer lower forecast risk and lower levels of correlation among the individual stocks. This focus may result in the sleeve outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of strong positive market performance. This strategy utilizes both a quantitative and fundamental research process to make individual security and sector selection decisions.

The allocation of fund assets among the sleeves discussed above is set from time to time, may vary in size significantly from sleeve to sleeve and may periodically be adjusted through a collaborative effort among the portfolio managers. In addition to common stocks and other equity securities, the fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs). The fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). The fund may also invest a portion of its assets in real estate investment trusts (REITs). In order to gain exposure to desired asset classes or securities, or for hedging or other investment purposes, the fund may also utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the fund did not invest significantly in derivative instruments as of the end of its most recent fiscal year, it may do so at any time.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below (in alphabetical order after the first six risks).

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), geopolitical risk, acts of terrorism, the spread of infectious illness or other public health issue, recessions, tariffs and other restrictions on trade, or the threat or potential of one or more such events and developments, could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

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> Issuer Risk: The fund will be affected by factors specific to the issuers of securities and other instruments in which the fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

> Equity Securities Risk: The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Foreign Investing Risk: Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Counterparty Risk: There is risk that a party upon whom the fund relies to complete a transaction will default.

> Credit Risk: If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

> Currency Rate Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

> Depositary Receipts Risk: Investments in foreign companies through depositary receipts may expose the fund to the same risks as direct investments in securities of foreign issuers.

> Derivatives Risk: Derivatives and other similar instruments (collectively referred to in this section as “derivatives”) may include, among other things, futures, options, forwards, and swap agreements, and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

> Focused Investment Risk: To the extent the fund focuses its investments on a limited number of issuers, sectors, industries, geographic regions or portfolio themes, it may be subject to increased risk and volatility.

> IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

> Leverage Risk: When the fund leverages its portfolio by borrowing or by engaging in certain types of transactions or instruments, including derivatives, the fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the fund’s value may increase.

> Liquidity Risk: Certain instruments may be difficult or impossible to sell at a time and price beneficial to the fund.

> Portfolio Turnover Risk: The fund’s principal investment strategies may result in a high portfolio turnover rate. See the “Portfolio Turnover” section above for more information about the impact that portfolio turnover can have on your investment.

> Preferred Stocks Risk: Preferred stocks may decline in price, fail to pay dividends when expected, or be illiquid.

> Real Estate Investment Risk: The fund may be negatively affected by changes in real estate values or economic conditions, credit risk and interest rate fluctuations, changes in the value of the underlying real estate and defaults by lessees and/or borrowers.

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken. The effects of taxable gains resulting from large redemptions of fund shares would particularly impact non-redeeming shareholders who do not hold their fund shares in a tax-advantaged or tax-exempt vehicle. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the fund’s net asset value and liquidity. In addition, a large redemption could result in the fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio.

> Small and Medium Market Capitalization Companies Risk: The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

Please see “More Information About Risks of Investing in the Funds” in the fund’s prospectus for a more detailed description of the fund’s risks.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a style-specific index that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.

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Calendar year total returns for Institutional Class Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter:	2020, Q4:	23.60%	Worst Quarter:	2020, Q1:	-28.46%	Year to Date (9/30/2026):	16.25%

Average Annual Total Returns (for the periods ended 12/31/25)

				Since Inception
				Class R6
Class	1 Year	5 Years	10 Years	(8/22/2018)
Institutional Class Shares
Return Before Taxes	8.51%	7.65%	10.34%	—
Return After Taxes on Distributions	7.31%	5.81%	8.67%	—
Return After Taxes on Distributions and Sale of Fund Shares	5.91%	5.70%	8.00%	—
Class A Shares
Return Before Taxes	2.15%	6.06%	9.34%	—
Class C Shares
Return Before Taxes	7.31%	6.46%	9.13%	—
Class R6 Shares
Return Before Taxes	8.56%	7.70%	—	7.40%
Index
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	17.13%	13.40%	14.45%	13.75%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	12.81%	6.09%	9.62%	6.53%

The Wilshire 5000 Total Market Index (formerly known as the FT Wilshire 5000 Index) is a broad-based free-float market capitalization-weighted index that aims to capture 100% of the U.S. investable market capitalization. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment.

The Russell 2000® Index is a free float-adjusted market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Institutional Class Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities.

Management

The fund’s investment adviser is Virtus Investment Advisers, LLC (“VIA”).

The fund’s subadviser is Virtus Systematic (“Virtus Systematic”), an operating division of Virtus Advisers, LLC (“VA”), an affiliate of VIA.

Portfolio Management

The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

> Kunal Ghosh, Chief Investment Officer and Senior Managing Director, Virtus Systematic, manages the Quantitative Core and Managed Volatility sleeves of the fund. He has been responsible for rebalancing the fund’s different sleeves and the fund’s investments in cash and cash equivalents since its inception in 2013.

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> Jie Wei, Senior Portfolio Manager and Director, Virtus Systematic, manages the Quantitative Core, Quantitative Growth and Managed Volatility sleeves of the fund. He has managed the fund since 2022.

> Lu Yu, CFA, CIPM, Lead Portfolio Manager and Managing Director, Virtus Systematic, manages the Quantitative Core and Managed Volatility sleeves of the fund. She has managed the fund since 2018.

Purchase and Sale of Fund Shares

Class C Shares of the fund are no longer available for purchase by new or existing shareholders, except by existing shareholders through reinvestment of dividends and/or capital gain distributions. More information is available in the “How to Buy Shares” section of the fund’s prospectus.

Minimum initial investments applicable to Class A Shares:

▪ $2,500, generally

▪ $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A Shares:

▪ $100, generally

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Institutional Class shares, the minimum initial investment in the fund is $1,000,000 and no minimum is needed to add to an existing account, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and (vii) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.

The minimums may be reduced or waived in some circumstances. In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares. Ask your financial professional or visit your financial intermediary’s website for more information.

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Virtus Mutual Funds P.O. Box 534470 Pittsburgh, PA 15253-4470

8049	10-26